TURNER FUNDS

         I hereby appoint Michael P. Malloy, Brian F. McNally, Thomas R. Trala and Michael Lawson attorney for me, with full power of substitution, and in my name and on my behalf as a Trustee to sign any Registration Statement or Amendment thereto of Turner Funds (Registration Nos. 333-00641/811-07527) to be filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or Investment Company Act of 1940, and generally to do and perform all things necessary to be done in that connection.

         I have signed this Power of Attorney on August 24, 2007.


                                               /s/ Alfred C. Salvato
                                               ---------------------------------
                                               Alfred C. Salvato

                                  TURNER FUNDS

         I hereby appoint Michael P. Malloy, Brian F. McNally, Thomas R. Trala and Michael Lawson attorney for me, with full power of substitution, and in my name and on my behalf as a Trustee to sign any Registration Statement or Amendment thereto of Turner Funds (Registration Nos. 333-00641/811-07527) to be filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or Investment Company Act of 1940, and generally to do and perform all things necessary to be done in that connection.

         I have signed this Power of Attorney on August 24, 2007.


                                               /s/ Janet F. Sansone
                                               ---------------------------------
                                               Janet F. Sansone

                                  TURNER FUNDS

         I hereby appoint Michael P. Malloy, Brian F. McNally, Thomas R. Trala and Michael Lawson attorney for me, with full power of substitution, and in my name and on my behalf as a Trustee to sign any Registration Statement or Amendment thereto of Turner Funds (Registration Nos. 333-00641/811-07527) to be filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or Investment Company Act of 1940, and generally to do and perform all things necessary to be done in that connection.

         I have signed this Power of Attorney on August 24, 2007.


                                               /s/ Robert E. Turner
                                               ---------------------------------
                                               Robert E. Turner

                                  TURNER FUNDS

         I hereby appoint Michael P. Malloy, Brian F. McNally, Thomas R. Trala and Michael Lawson attorney for me, with full power of substitution, and in my name and on my behalf as a Trustee to sign any Registration Statement or Amendment thereto of Turner Funds (Registration Nos. 333-00641/811-07527) to be filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or Investment Company Act of 1940, and generally to do and perform all things necessary to be done in that connection.

         I have signed this Power of Attorney on August 24, 2007.


                                               /s/ John T. Wholihan
                                               ---------------------------------
                                               John T. Wholihan